Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 30, 2021

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2021

TCW CORE FIXED INCOME PORTFOLIO

Effective on or about December 31, 2021, it is expected that Tad Rivelle will retire from serving as a portfolio manager of the TCW Core Fixed Income Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, the following changes are made to the summary prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Stephen M. Kane, Group Managing Director, Laird R. Landmann, Group Managing Director and Co-Director of Fixed Income, Tad Rivelle, Group Managing Director and Chief Investment Officer – Fixed Income, and Bryan Whalen, Group Managing Director, all with TCW, have each managed the Portfolio since its inception in 2015.

Effective on or about December 31, 2021, it is expected that Mr. Rivelle will retire from serving as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE